BASIC AND DILUTED NET LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Summary of Computation of the Net Loss Per Share
	Year ended December 31,
	2022	2021	2020

Numerator:

Net loss	$(126,872)	$(153,559)	$(81,511)
Preferred share accrued cumulative dividend rights	-	(5,044)	(17,473)

Total loss attributable to ordinary shares	$(126,872)	$(158,603)	$(98,984)

Denominator:

	135,224,312	102,859,891	16,514,910